SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 13, 2005

                         MSGI SECURITY SOLUTIONS , INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)

                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)


                                EXPLANATORY NOTE

This Amendment No. 1 (this "Amendment") is being filed as an amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2005 (the "Form 8-K") to include copies of the executed version of the Securities Purchase Agreement entered into on July 12, 2005 by each of the institutional investors.


Item 1.01 Entry into a Material Definitive Agreement
Item 3.02  Unregistered Sale of Equity Securities

On July 13, 2005, MSGI Securities Solutions, Inc ("MSGI" or the "Company") closed a Callable Secured Convertible Note financing of $3 million with a New York based institutional investor. Mallon Associates, a leading investment bank for the security industry, acted as the placement agent in this transaction.

The instrument requires repayment over 36 months with a maximum of 8% interest per annum. Repayment shall be in cash or in registered shares of common stock. The monthly amortization shall commence 90 days after closing according to a 33 month amortization schedule. At the Investor's option, the note may be repaid upon the issuance of common stock at the conversion price; otherwise all payments must be in cash. The Conversion price shall be equal to 75% of the initial market price, which was $6.56. The interest rate resets to zero for any monthly period in which the stock price is greater than 125% of the initial market price. The Company granted registration rights to the investors for the resale of the shares of common stock underlying the notes and certain warrants that were issued in the transaction. The Company received $2 million in gross proceeds upon closing, an additional $500,000 upon the filing of the registration statement relating to this offering, and will receive an additional $500,000 upon the effectiveness of such registration statement.

The Company also issued warrants to the investors for the purchase of up to 75,000 shares of the Company's common stock, $0.01 par value, at an exercise price of $7.50 per share. The placement agent received warrants for the purchase of 12,195 shares of the Company's common stock, at an exercise price of $7.50 per share and a fee equal to 7% of the aggregate offering.

The issuance of the notes and warrants constituted a private placement and therefore was exempt from registration in accordance with Regulation D of the Securities Act of 1933, as amended.

The foregoing summary is qualified in its entirety by the Securities Purchase Agreement, Form of Callable Secured Convertible Note, the Form of Securities Purchase Warrant, Registration Rights Agreement, Security Agreement and Form of Agent's Warrant incorporated herein as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6.


Item 9.01 Financial Statements and Exhibits

(a) N/A (b) N/A
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

4.1 Securities Purchase Agreement, dated July 12, 2005 by and among MSGI Security Solutions, Inc. and each of the purchasers set forth on the signature pages thereto
4.2            Form of Callable Secured Convertible Note  *
4.3            Form of Securities Purchase Warrant *
4.4            Registration Rights Agreement *
4.5            Security Agreement *
4.6            Form of Agent's Warrant *

99.1     Press Release issued by the Registrant dated July 14, 2005.  *

* Previously Filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MSGI SECURITY SOLUTIONS, INC.

Date: August 31, 2005                  By: /s/ Richard J. Mitchell III
                                           ----------------------------
                                       Name:  Richard J. Mitchell III,
                                              Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit

4.1 Securities Purchase Agreement, dated July 12, 2005 by and among MSGI Security Solutions, Inc. and each of the purchasers set forth on the signature pages thereto
4.2            Form of Callable Secured Convertible Note  *
4.3            Form of Securities Purchase Warrant *
4.4            Registration Rights Agreement *
4.5            Security Agreement *
4.6            Form of Agent's Warrant *

99.1     Press Release issued by the Registrant dated July 14, 2005.  *

* Previously Filed